Saving Life TM Medicine September 20 21 NASDAQ : SRNE © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 1 Exhibit 99.1

Certain statements contained in this presentation or in other documents of Sorrento Therapeutics, Inc . (the “Company” or “Sorrento”) and of any of its affiliates, along with certain statements that may be made by management of the Company orally in presenting this material, are or may be considered “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 . These statements can be identified by the fact that they do not relate strictly to historic or current facts . They use words such as "estimate," "expect," "intend," "believe," "plan," "anticipate," “potential,” “projected” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition . Sorrento cautions that these statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties . Statements regarding future action, future perfo rmance and/or future results including, without limitation, those relating to the timing fo r completion, and results of, scheduled or additional clinical trials and the FDA’s or other regulatory review and/or approval and commercial launch and sales results (if any) of the Company’s formulations and products and regulatory filings related to the same, and receipt by the Company of milestone and royalty payments may differ from those set forth in the forward - looking statements . Peak sales and market size estimates have been determined on the basis of market research and comparable product analysis, but no assurances can be given that such sales levels will be achieved, if at all, or that such market size estimates will prove accurate . The Company assumes no obligation to update forward - looking statements as circumstances change . Investors are advised to consult further disclosures that the Company makes or has made on related subjects in the Company ’ s most recent periodic reports filed with the Securities and Exchange Commission, including Sorrento’s Annual Report on Form 10 - K for the year ended December 31 , 2020 and subsequent Quarterly Reports on Form 10 - Q filed with the Securities and Exchange Commission, including the risk factors set forth in those filings . In presenting this material or responding to inquiries in connection with a presentation, management may refer to results, projections or performance measures that are not prepared in accordance with U . S . Generally Accepted Accounting Principles (“GAAP”) as reported in the Company’s SEC filings . These results, projections or performance measures are non - GAAP measures and are not intended to replace or substitute for results measured under GAAP and are supplement al to GAAP reported results . Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward - looking statement . It is not possible to predict or identify all such risks, contingencies and uncertainties . The Company identifies some of these factors in its SEC filings on Forms 10 - K, 10 - Q and 8 - K, including Sorrento’s Annual Report on Form 10 - K for the year ended December 31 , 2020 and subsequent Quarterly Reports on Form 10 - Q filed with the Securities and Exchange Commission, including the risk factors set forth in those filings . I nvestors are advised to consult the Company’s filings for a more complete listing of risk factors, contingencies and uncertainties affecting the Company and its business and financial performance . Sorrento® and the Sorrento logo are registered trademarks of Sorrento Therapeutics, Inc . Forward - Looking Statements and Non - GAAP Financial Information © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 2

About the COMPANY • Funded and Operational in 2009 • NASDAQ: SRNE • HQ in San Diego, CA ~ 700 Employees worldwide ~100 Employees with PhDs & MDs ~5 00,000 SF Research and cGMP Manufacturing Facilities • 7 cGMP Manufacturing Sites (5 USA, 2 China) mAbs, Small Molecule, ADC, Plasmid DNA, Lymphatic Drug Delivery Device, Cell Therapies, Oncolytic Viruses, and Fill & Finish • 1 FDA Approved Drug ZTlido® (lidocaine topical system)1.8% • Multiple Products in Late - Stage Clinical Development for Non - Opioid Pain Management, Immune - Oncology, Inflammation and Autoimmune Diseases and COVID - 19 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 3

Transforming GMAB Ρ Innovative Platforms into Saving Life Ρ Medicines 4 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

Cancer © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 5 Autoimmune COVID - 19 Non - Opioid Pain • Abivertinib • CD38 DAR - T • CD38 ADC • CD47 mAb • PD - L1 mAb • Trop2 ADC • Bevacizumab ADNAB • Abivertinib • COVISTIX 1 • COVITRACK • COVI - AMG • COVIDROPS • COVISHIELD • Abivertinib • COVI - MSC • ZTlido 1.8% 2 • SP - 102 • SP - 103 ( ZTlido 5.4%) • SP - 104 • Resiniferatoxin (RTX) 1 Marketed product in Mexico 2 Marketed product Therapeutic Areas of Focus

Transforming Platforms to Saving Life™ Medicines

- PD-L1 mAb
- CD-47 mAb
- Anti-COVID nAbs
  COVISHIELD nAbs
- ROR1
- Sofusa Lymphatic Delivery
  - TNF, PD1, CTLA4

- CD38 DAR-T
- BCMA DAR-T
- PD-L1 (C/DAR-T)
- CyCART-19 (Partnered)
- COVI-MSC


G-MAB
ADC
Small Molecule
Oncolytic Virus
Cell Therapies
Platforms to Innovative Products

- CD38 ADC
- BCMA ADC
- Trop2 ADC
- VEGF ADNAB
- CD20 ADNAB
- PD-L1 ADNAB

- Seprehvec

- ZTlido
- SP-102
- SP-103
- SP-104
- Resiniferatoxin (RTX)
- Abivertinib
- Cannabidiol (CBD)

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved
6

Cancer Programs 7 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

Cancer Pipeline

sorrento
Therapeutics

Key Programs	Indication	Preclinical	Phase I	Phase II	Phase III/Pivotal	FDA Approved
Abivertinib	NSCLC					
Abivertinib	B Cell Lymphomas					
PD-L1*	SCLC					* In China
PD-L1*	Cervical Cancer					* In China
CD47	Solid Tumors					
CD38 DAR-T	Multiple Myeloma					
CD38 ADC	Amyloidosis and Multiple Myeloma					
TROP2 ADC*	Solid Tumors					* In China
Seprehvec™ oncolytic virus	Solid Tumors; CNS Tumors					
BCMA ADC	Liquid Tumors					
Bevacizumab-ADNAB™	Endometrial Cancer					*In partnership with Mayo Clinic*
Bevacizumab-ADNAB™	Ovarian Cancer					*In partnership with Mayo Clinic*
Rituximab-ADNAB™	B-cell Lymphomas					*In partnership with Mayo Clinic*

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved
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9 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved ABIVERTINIB (STI - 5656): NSCLC and B Cell Lymphomas • Abivertinib maleate (STI - 5656) is a small molecule third - generation tyrosine kinase inhibitor (TKI) for both mutant epidermal growth factor receptor (EGFR) and Bruton tyrosine kinase (BTK) receptor. • Abivertinib inhibits the gatekeeper mutation of EGFR; T790M, as well as the common activating mutations (L858R, 19del), and has minimal inhibitory activity against the wild type (WT) EGFR, contributing to its observed safety profile. • Abivertinib has good tolerability at oral doses up to 600 mg daily. • Pivotal study in NSCLC has been completed and is pending final review of 227 patients with a longer follow - up period. • Phase 1/2 study in patients with mantle cell lymphoma has been completed. • Phase 2 study in hairy cell leukemia is in startup.

Abivertinib Efficacy in EGFR T790M + NSCLC Patients (Interim Data Analyses Presented at ASCO 2019) © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 10 Among 209 response evaluable patients, per investigator assessment: 93.3% (n/N: 195/209) subjects achieved tumor shrinkage at target lesions 68.4% (n/N: 143/209) subjects achieved target lesion PR (tumor shrinkage ≥ 30%) 26 months OS

COVID - 19 Programs 11 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

COVID-19 Portfolio

sorrento Therapeutics

Key Programs	Indication	Preclinical	Phase I	Phase II	Phase III/Pivotal	FDA Approved
COVISTIX™ (diagnostic)	Antigen Test	Emergency Use Authorization (EUA) Approval by COFEPRIS in Mexico and cleared for commercialization				
COVIDROPS™ (treatment)	Neutralizing Antibody (Intranasal) in Outpatients					
COVI-AMG™ (treatment)	Neutralizing Antibody (IV) in Outpatients					
COVISHIELD™ (treatment)	Neutralizing Antibody (IV and IN) in Outpatients and Inpatients					
ABIVERTINIB (treatment)	Severe or Critical COVID-19 in ICU Patients					
COVI-MSC (treatment)	ARDS due to COVID-19 in ICU Patients					
MPI8 (treatment)	Anti-viral					
SALICYN - 30 (treatment)	Anti-viral					
Multi-Valent RBD	Vaccine					
Multi-Valent mRNA	Vaccine					

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved
12

Largest Pipeline of Innovative COVID-19 Solutions

sorrento
Therapeutics

PREVENT |  DETECT | TREAT | RESCUE

SARS-CoV-2

PREVENT

MultiValent
RBD Vaccine

MultiValent
mRNA Vaccine

DETECT

COVISTIX™
COVITRACK™

TREAT

COVIDROPS™
COVI-AMG™
Antivirals

RESCUE

Abivertinib™
COVI-MSC™



Protein



Lymphatic Drug Delivery
Microneedle



mRNA



Antigen



Antibody

Platinum Colloid Based Diagnostics (PtC)





Potent neutralizing antibodies for
outpatient use



BTK Inhibitor



Mesenchymal
Stem Cells

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved

13

14 DETECT EARLY – TREAT TIMELY © 202 1 Sorrento Therapeutics, Inc. All Rights Reserved … to save lives Abivertinib (STI - 5656) “When given early, neutralizing antibodies given IV have shown a > 70% reduction in hospitalizations” 1 CDC, July 23, 2021 COVID cases are on the rise now in 90% of US juristictions 1

Diagnostics 15 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

• Simple: Eliminates laborious extraction step and is designed for potential point - of - care (moderately trained technicians) or at - home use • Accurate: Rapid and highly sensitive platinum colloid - based lateral flow immunoassay to detect SARS - CoV - 2 virus antigens • Rapid: Produces results in less than 15 minutes • Scalable: Designed to be ideally suited for both single user and high - traffic point - of - care testing or at - home use • Convenient: Simple nasal swab and free COVISTIX App for IFU instructions and reporting • Offered at Low Cost: Expected to be offered at low cost for mass consumption • Versatile: Platform may be adapted to detect multiple pathogens simultaneously (COVITRACK IgG/IgM, RESPISTIX Multiplex) EUA Clearance by COFEPRIS in Mexico (2 June 2021) COVISTIX Ρ - Sensitive and Simple Virus Antigen Test © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 16

Therapeutics 17 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

COVI-AMG™ (STI-2020)*

sorrento
Therapeutics



COVI-AMG
STI-2020-mAb
(IV-Push Outpatient)



INFECTED
COVI-AMG TREATED
NO ADE
UNTREATED
FULL ANTIVIRAL BLOCKADE

SARS-CoV-2 Spike-pseudotyped VSV neutralization assay

SAR-CoV-2 Spike Variant	Variant lineage	IC_{50} (µg/ml)
		STI-2020
T19R, (G142D), Δ156-157, R158G, L452R, T478K, D614G, P681R, D950N	**DELTA**	0.0382

SARS-CoV-2 and Delta VoC virus neutralization assay



STI-2020
PRNT (%)
[ ]ng/mL
WA-1
Delta

- COVI-AMG: i) Phase 1 clinical trial completed in healthy normal individuals demonstrating good safety and pharmacokinetics profile and ii) planned Phase 2 systemic treatment in combination with COVIDROPS in an outpatient setting
- COVI-AMG potently neutralizes the Delta variant of concern and is engineered to avoid ADE
- COVI-AMG protected SARS-CoV-2-infected hamsters from developing COVID-19-like disease and the lung virus titers in infected animals were undetectable



Average Daily % Weight Change
% weight change
Day post infection
UI IsoCtl 500ug
STI-2020 500ug
STI-2020 300ug
STI-2020 100ug
STI-2020 30ug
IsoCtl 500ug



Lung Virus Titer Day 5
Virus Titer ($TCID_{50}$/gram)

*biorxiv.org/cgi/content/short/2020.09.27.316174v1

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved

18

COVIDROPS Ρ (STI - 2099)* 19 • COVIDROPS is an intranasal formulation of the highly potent neutralizing antibody STI - 2020 (COVI - AMG) • COVIDROPS: completed a Phase 1 safety and pharmacokinetic study in healthy volunteers and a Phase 2 study in outpatients with mild COVID - 19 disease is in process in the United Kingdom and the US. Separate studies are planned in Mexico. • A single intranasal administration of COVIDROPS prevented disease - associated weight loss in treated hamsters. The impact of the treatment was observed within 24 hours of STI - 2099 treatment, demonstrating unique disease treatment properties as compared to intravenously administered antibodies • Remarkably, animals treated with intranasal COVIDROPS showed evidence of prevention of disease progression with limited weight loss and reduced duration of disease symptoms as compared to animals treated with intravenous COVI - AMG • The intranasal route is expected to be enabled by the high potency of the antibody and is potentially promising against this highly contagious respiratory pathogen • STI - 2099 has the potential to be broadly deployable for early treatment in an outpatient setting and administered immediately upon detection * https://www.biorxiv.org/content/10.1101/2020.10.28.359836v1 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

COVISHIELD Antibody:
STI-9167 Potently Neutralizes Multiple SARS-CoV-2 Variants



Protection Against the Evolving Pandemic Threat

- STI-9167 developed at Sorrento in collaboration with scientists at the Mt. Sinai Center for Therapeutic Antibody Development
- STI-9167 displays **potent *in vivo* neutralization** of SARS-CoV-2 and Variants of Concern, including **Alpha, Beta, Gamma, Delta, and Lambda**
- As with COVI-AMG, the STI-9167 Fc region has been engineered with the LALA modification to mitigate the risk of ADE
- STI-9167 is being developed for use as an IV or IN administered therapeutic for i) outpatients and ii) hospitalized COVID-19 patients

SARS-CoV-2 Spike-pseudotyped VSV neutralization assay

SAR-CoV-2 Spike Variant	Variant lineage	Antibody IC_{50} (µg/ml)
		STI-9167
Δ69/70, Δ144, N501Y, A570D, D614G, P681H, T716I, S982A, D1118H	ALPHA	0.0029
D80A, D215G, Δ242/244, K417N, E484K, N501Y, D614G, A701V	BETA	0.0195
L18F, T20N, P26S, D138Y, R190S, K417T, E484K, N501Y, D614G, H655Y, T1027I	GAMMA	0.0063
T19R, (G142D), Δ156-157, R158G, L452R, T478K, D614G, P681R, D950N	DELTA	0.0054
T19R, (G142D), Δ156-157, R158G, K417N, L452R, T478K, D614G, P681R, D950N	DELTA PLUS	0.0033
D614G, S13I, W152C, L452R	EPSILON	0.0040
E484Q, F565L, D614G, V1176F	ZETA	0.0034
G142D, E154K, L452R, E484Q, D614G, P681R, Q1071H, H1101D	KAPPA	0.0090
G75V, T76I, R246N, Δ247-253, L452Q, F490S, D614G, T859N	LAMBDA	0.0027
T95I, Y144T, Y145S, ins146N, R346K, E484K, N501Y, D614G, P681H, D950N	MU	0.0202

LUNG VIRUS TITER DATA DAY 5


Delta
SARS-CoV-2 titers (log10 PFU / lung)
5
4
3
2
1
0
1000 µg IsoCtl
500ug
1000 µg
STI-9167

LUNG VIRUS TITER DATA DAY 5


Alpha
Beta
Gamma
Lambda
WS

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved

20

Vaccines 21 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

STI SARS - CoV - 2 Spike RBD Protein Subunit Vaccine Potential Advantages of using RBD for vaccination: • Strong protection against challenge by Delta VoC • Exposure of key neutralizing epitopes on the RBD to the immune system that are hidden in the closed whole spike protein conformation • Efficient induction of neutralizing antibodies by focusing the immune response to primary neutralizing epitopes • RBD is generally easier to produce (18x smaller than the spike trimer, much higher yields) compared to full size S protein • Immune response to RBD may be sufficient to protect from disease • Recombinant protein vaccine: use as ‘booster’ vaccine, no interference by ‘vector immunity’ • Stand - alone vaccine and potential universal booster strategy © 2021 Sorrento Therapeutics, Inc. All Rights Reserved 22

MultiValent mRNA SARS-CoV-2 Vaccine

sorrento
Therapeutics

- Sorrento has developed a MultiValent SARS-CoV-2 vaccine strategy to address the ***current*** global public health demand
- Multivalent STI-mRNA generates a superior neutralizing antibody response to the Delta VoC vs. that from WS-Spike mRNA vaccination
- Potential for hundreds of millions of vaccine doses to be delivered to underserved populations ***without the need for frozen temperature storage***
- Sofusa® MuVaxx™ platform is designed to ***improve immune responses following COVID vaccines*** vs. subcutaneous and intradermal injections
- Established micro-fabrication and ***large-scale DNA and mRNA GMP manufacturing*** in place to supply COVID-19 vaccine campaigns



DNA
mRNA
Washington
Alpha
Beta
Gamma
Delta
IVT
LNP formulation

Neutralizing Antibody Titers following 1st Dose IM STI-mRNA



SARS-CoV-2 WS
SARS-CoV-2 Delta
PRNT (%)
100
75
50
25
0
40 120 360 1080 3240 0
Dilution (1:x)
spike-LNP-WS
spike-LNP-Mix
PBS



Anti-Spike S1 Antibody Response
Anti-S1 IgG (ng/mL)
10^6
10^5
10^4
10^3
10^2
Day 7
Day 14
Competitor IM (10μg)
STI IM (10μg)
STI IM (1μg)
STI LDD* (1μg)

Sofusa® MuVaxx LDD achieves similar IgG with STI-mRNA at 1/10th dose

*Needle-Free Lymphatic Drug Delivery (LDD) (Sofusa® MuVaxx™)

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved

23

Antivirals 24 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

MPI - 8 inhibits SARS - CoV - 2 Replication by Targeting the Virus Protease M pro © 2021 Sorrento Therapeutics, Inc. All Rights Reserved • Sorrento is engineering small molecule Coronavirus protease inhibitors originally discovered at Texas A&M University for optimal safety, antiviral efficacy, and administration as an oral therapeutic • Compounds have been profiled for antiviral spectrum of activity against the Beta, Gamma, and Delta Variants of Concern • Targeting the virus protease M pro provides a potentially effective means of interrupting virus replication with a monotherapy or combination therapy Jeong, G. U., et al. (2020). "Therapeutic Strategies Against COVID - 19 and Structural Characterization of SARS - CoV - 2: A Review." Frontiers in Microbiology 11(1723). 25

Rescue Treatments 26 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

27 • STI - 5656 is an oral treatment (100 mg daily) and has completed 2 Phase 2 clinical studies as a treatment of severe COVID - 19 symptoms (ARDS) in US (96) and Brazil (400). • STI - 5656 has been shown to be safe and well tolerated at doses up to 600 mg daily in the treatment of non - small cell lung cancer and B cell lymphomas. • STI - 5656 has shown potent (nanomolar) immunomodulatory activities by inhibiting key pro - inflammatory cytokine production, including IL - 1beta, IL - 6 and TNF - alpha which are present in high levels during “cytokine storm”. Abivertinib (STI - 5656) for COVID - 19 Respiratory Failure © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

28 • COVI - MSC (STI - 8282): Allogeneic culture - expanded adipose - derived Mesenchymal stromal cells for the rescue of patients with lung damage and acute respiratory distress syndrome (ARDS) due to COVID - 19 • Preclinical studies have demonstrated that COVI - MSCs may produce a reduction in lung inflammation, fibrosis and edema • Very promising early data - A Phase 1b study with 3 x COVI - MSC IV infusions in subjects with severe COVID - 19 - related acute respiratory distress and ARDS has completed enrollment with 10/10 patients being discharged within days of the last infusion. • A Phase 2 pivotal study is starting in Brazil for COVID - 19 - induced ARDS • A separate Phase 2 waiting for clearance in Brazil for COVID - induced pulmonary long haulers. COVI - MSC TM (STI - 8282) for Patients with Acute Lung Damage © 202 1 Sorrento Therapeutics, Inc. All Rights Reserved

Non - Opioid Pain Management Programs 29 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

Non-Opioid Pain Therapeutics

sorrento
Therapeutics

Key Programs	Indication	Preclinical	Phase I	Phase II	Phase III/Pivotal	FDA Approved
ZTlido™ 1.8%	Postherpetic Neuralgia - PHN					
SP-102	Lumbar Radicular/Sciatica Pain					
SP-103	Acute Back Pain					
SP-104	Fibromyalgia					
RTX (resiniferatoxin) – Epidural	Intractable Pain in Advanced Cancer				*Orphan designation*	
RTX (resiniferatoxin) – Intra-	Moderate to Severe Knee OA Pain					

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved

30

Marketed Product: ZTlido® 1.8% (FDA approved for relief of pain associated with PHN)

sorrento Therapeutics

>3.5 million prescriptions per year

More than 129 million prescription lidocaine patches were sold in the US in 2020 according to IMS

Benefits vs. other lidocaine pain patches

Superior adhesion vs. other lidocaine patches in various head-to-head studies

Only lidocaine patch proven during moderate exercise

Properties	ZTlido 1.8%	Lidoderm 5%
Bioavailability	~45%	~3±2%
Weight	2 g	14 g
Thickness	0.8 mm	1.7 mm
Lidocaine content	36 mg	700 mg
Adhesive	Non-aqueous	Water-based

ZTlido™
(lidocaine topical system) 1.8%

US FDA APPROVAL – FEBRUARY 2018

COMMERCIAL LAUNCH – OCTOBER 2018



When conventional lidocaine patches don't stick, do they work?
ZTlido (lidocaine topical system) 1.8%
PROVEN 12-HOUR ADHESION
PROBLEM
SOLUTION
Did you know? HALF of patients surveyed report that other lidocaine patches detach ≥3 times in 12 hours?*
Only ZTlido® delivers 12-HOUR adhesion in a non-opioid therapy
(zee-tee-lie-doh)

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved
31

SP-102 – Opportunity Summary

sorrento
Therapeutics

Developing SP-102 as a non-opioid injectable therapeutic for low back pain
Novel viscous gel formulation, optimized for epidural injection Novel biocompatible excipient enables extended local effect

On track to be the first and only FDA-approved epidural steroid product
Currently used products are off-label and contain potentially neurotoxic preservatives, particulates, surfactants or solvents. Compounded epidural steroids led to >70 deaths in 2012 due to fungal contamination

Large market over 12 million epidural steroid injections per year in U.S.
Bigger opportunity than knee intra-articular OA injections, with no direct competition
Established reimbursement Part B route for most frequently performed pain procedure

Phase 3 CLEAR study enrollment completed in July 2021. Top line results by January 2022
Fast Track status granted by FDA, File for Breakthrough status & Priority Review post Phase 3 data

Significant barriers to entry for competitors or generics
Method of use patent granted (2036 expiry) and formulation patent approved (2036 expiry)
Complex manufacturing process and know-how for excipient and sterile viscous gel products

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved
32

Well - tolerated. Key viscous excipient, long history of use including safety and safer repeat injections ᤯ ᤯ Fast acting onset of effect with less spread ᤯ Potent non - particulate steroid (injectable dexamethasone sodium phosphate viscous gel) ᤯ Pre - filled syringe for epidural use ᤯ Gel formulation for extended local release and substantial magnitude of pain relief ᤯ No preservatives, no surfactants, no particulates. Non - opioid and non - addictive ᤯ Projected 24 month shelf life 33 SP - 102 – On Track to be the First Steroid Formulation With FDA - Approved Label to Treat Sciatica © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

• Triple strength dose of lidocaine • S uperior adhesion and efficient formulation • Expect to initiate Phase 2 trial in 2 H 2021 • For the treatment of low back pain – a substantially larger opportunity than PHN 34 • Innovative technology delivering equivalent therapeutic dose to current lidocaine 5% patches • Superior adhesion and drug formulation efficiency • Safe, convenient, and functional pain treatment • Indicated for relief of pain associated with post - herpetic neuralgia (shingles pain) SP - 103 is a Next - Generation, Triple Strength Formulation of ZTlido SP - 103 Next - Generation, ZTlido 5.4% Lidocaine Topical System © 2021 Sorrento Therapeutics, Inc. All Rights Reserved

Resiniferatoxin (RTX) 35 © 2021 Sorrento Therapeutics, Inc. All Rights Reserved Resiniferatoxin is a potent agonist of the transient receptor potential cation channel sub - family V member 1 (TRPV 1 ) predominantly found in a subpopulation of small C and A delta sensory neurons most often involved in nociception (the transmission of physiological pain), but also identified in cardio - renal and pulmonary modulatory functions . The agonist action of RTX produces a selective and prolonged opening of the TRPV 1 receptor, causing a sustained calcium influx in the cells . This significant cation inward current results in the cytotoxic ablation of the TRPV 1 - positive fibers or neuronal soma . Vanilloid moiety Ester bond Diterpene region

RTX Clinical Studies

sorrento
Therapeutics

INTRACTABLE CANCER PAIN	INTRACTABLE CANCER PAIN	OA KNEE PAIN
A Multicenter, Open-Label, Phase 1b Study to Assess the Safety and Define the Maximally Tolerated Dose of Epidural Resiniferatoxin Injection for the Treatment of Intractable Pain Associated With Cancer.	Phase 1b study of the intrathecal administration of Resiniferatoxin for treating severe refractory pain associated with advanced cancer.	Phase 1b double-blinded, placebo-controlled study to assess the safety and preliminary efficacy of intra-articular administration of Resiniferatoxin or saline control (as placebo group) for the treatment of moderate to severe pain due to osteoarthritis of the knee.
www.clinicaltrials.gov (NCT00804154)	www.clinicaltrials.gov (NCT03226574)	www.clinicaltrials.gov (NCT03542838)
Sorrento study (17 enrolled)	NIH study (16 enrolled)	Sorrento study (94 enrolled)

© 2021 Sorrento Therapeutics, Inc. All Rights Reserved
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37